FORM 8-K/A
                                   ----------



                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549
                             ----------------------

                                 CURRENT REPORT


                                 AMENDMENT NO. 1

                        TO FORM 8-K FILED January 9, 1998


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                December 30, 1997
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)



                        Metric Income Trust Series, Inc.
                        --------------------------------
                          (Exact name of registrant as
                            specified in its charter)




            0-18294             California             94-3087630
            -------             ----------             ----------
           (Registration        (State or Other        (IRS Employer
              File              Jurisdiction of        Identification
            Number)             Incorporation)           Number)





           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                    (800) 347-6707 Watts line for all states

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                     EXHIBITS.


a) Agreement for Purchase and Sale of Real Property by and between METRIC INCOME TRUST SERIES, INC., as seller, and ARNOLD SCHLESINGER, as buyer.





                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    METRIC INCOME TRUST SERIES, INC.,
                                    a California Corporation



                                    By: /s/ William A. Finelli
                                        ----------------------
                                             William A. Finelli
                                             Chief Financial Officer

                                    Date:  June 23, 1998
                                           -------------------

                         AGREEMENT FOR PURCHASE AND SALE
                         -------------------------------

                                       OF
                                       --

                                  REAL PROPERTY
                                  -------------




                                 By and Between




                        METRIC INCOME TRUST SERIES, INC.,
                            a California corporation,
                                   as Seller,

                                       and


                               ARNOLD SCHLESINGER,
                                    as Buyer.





                                November 19, 1997




                              Property Located At:

                            18850 Hawthorne Boulevard
                              Torrance, California

                                    Known As:

                             Wickes Furniture Store

                                TABLE OF CONTENTS
                                -----------------

            ARTICLE
            -------


1       BASIC DEFINITIONS
        -----------------

        Section 1.1  Closing Date
                     ------------
        Section 1.2  Contract Period
                     ---------------
        Section 1.3  Inspection Period
                     -----------------
        Section 1.4  Intangible Property
                     -------------------
        Section 1.5  Leases
                     ------
        Section 1.6  Personal Property
                     -----------------
        Section 1.7  Title Report
                     ------------
        Section 1.8  Property
                     --------
        Section 1.9  Real Property
                     -------------
        Section 1.10 Title Company
                     -------------

2       PURCHASE AND SALE
        -----------------

        Section 2.1  Purchase and Sale
                     -----------------
        Section 2.2  Purchase Price
                     --------------
        Section 2.3  Buyer's Review and Seller's Disclaimer
                     --------------------------------------

3       CONDITIONS PRECEDENT
        --------------------

        Section 3.1  Conditions
                     ----------
        Section 3.2  Failure or Waiver of Conditions Precedent
                     -----------------------------------------

4       COVENANTS, WARRANTIES AND REPRESENTATIONS
        -----------------------------------------

        Section 4.1  Seller's Warranties and Representations
                     ---------------------------------------
        Section 4.2  Seller's Covenants
                     ------------------
        Section 4.3  Buyer's Warranties and Representations
                     --------------------------------------
        Section 4.4  Limitations
                     -----------

5       ESCROW AND CLOSING
        ------------------

        Section 5.1  Escrow Arrangements
                     -------------------
        Section 5.2  Title Company's Duties and Closing
                     ----------------------------------
        Section 5.3  Closing Costs
                     -------------
        Section 5.4  Prorations
                     ----------
        Section 5.5  Closing Date
                     ------------
        Section 5.6  Insurance
                     ---------
        Section 5.7  Tenant Estoppel
                     ---------------
        Section 5.8  Delivery of Original Documents
                     ------------------------------
        Section 5.9  Filing of Reports
                     -----------------

6       DEPOSIT
        -------

7       MISCELLANEOUS
        -------------

        Section 7.1  Damage or Destruction
                     ---------------------
        Section 7.2  Brokerage Commissions and Finder's Fees
                     ---------------------------------------
        Section 7.3  Leasing Commissions
                     -------------------
        Section 7.4  Successors and Assigns
                     ----------------------
        Section 7.5  Notices
                     -------
        Section 7.6  Time
                     ----
        Section 7.7  Possession
                     ----------
        Section 7.8  Incorporation by Reference
                     --------------------------
        Section 7.9  No Deductions or Off-Sets
                     -------------------------
        Section 7.10 Attorneys' Fees
                     ---------------
        Section 7.11 Construction
                     ------------
        Section 7.12 No Merger
                     ---------
        Section 7.13 Governing Law
                     -------------
        Section 7.14 Disclosure of Information
                     -------------------------
        Section 7.15 Damages
                     -------
        Section 7.16 Termination without Breach
                     --------------------------
        Section 7.17 Counterparts
                     ------------
        Section 7.18 Entire Agreement
                     ----------------

EXHIBITS
--------

Exhibit A        -      Title Report
Exhibit B        -      Legal Description
Exhibit C        -      List of Due Diligence Items
Exhibit D        -      Form of Inquiry Memorandum
Exhibit D-1      -      Schedule of Exceptions
Exhibit E        -      Form of Buyer's Closing Certificate
Exhibit F        -      Form of Deed
Exhibit G        -      Form of General Assignment
Exhibit H        -      Form of Bill of Sale
Exhibit I        -      Form of Assignment of Leases and Contracts
Exhibit J        -      Form of FIRPTA Certificate

                         AGREEMENT FOR PURCHASE AND SALE
                         -------------------------------

                                       OF
                                       --

                                  REAL PROPERTY
                                  -------------


         THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY is made and entered into as of November 19, 1997 by and between METRIC INCOME TRUST SERIES, INC., a California corporation ("Seller"), and ARNOLD SCHLESINGER ("Buyer").

                                    ARTICLE 1

                                BASIC DEFINITIONS
                                -----------------

Section 1.1 Closing Date. The term "Closing Date" shall mean the date upon which the escrow described in Article V closes, which date shall be no later than the date specified in Section 5.5 hereof.

Section 1.2 Contract Period. The term "Contract Period" shall mean the period from the date of this Agreement through and including the Closing Date.

Section 1.3 Inspection Period. The term "Inspection Period" shall mean the period following the date of this Agreement, ending at 5 p.m. Pacific Standard Time on November 28, 1997.

Section 1.4 Intangible Property. The term "Intangible Property" shall mean Seller's rights and interests in the following: (i) the Leases, (ii) any service contracts pertaining to the Real Property, (iii) any governmental licenses, permits and approvals held by Seller relating to the occupancy or use of the Real Property, (iv) any existing warranties held by Seller and given by third parties with respect to the Real Property, and (v) the name, if any, under which the Real Property is commonly operated or commonly known.

Section 1.5 Leases. The term "Leases" shall mean all leases and/or rental agreements for occupancy of any portion of the Real Property.

Section 1.6 Personal Property. The term "Personal Property" shall mean Seller's interest, if any, in all furniture, fixtures, machinery, appliances, equipment and other personal property, if any, located on the Real Property and utilized in connection with the ownership and operation of the Real Property by Seller.

Section 1.7 Title Report. The term "Title Report" shall mean the preliminary title report with respect to the Real Property dated as of November 4, 1997, issued by Title Company under its Order No. 7145304X59, a copy of which is attached to this Agreement as Exhibit A.

Section 1.8 Property. The term "Property" shall mean the Real Property, as more particularly described in Exhibit B attached to this Agreement,the Personal Property and the Intangible Property.

Section 1.9 Real Property. The term "Real Property" shall mean that certain real property (including, without limitation, any and all improvements) commonly known as 18850 Hawthorne Boulevard, Torrance, California. The land component of the Real Property is described with precision in the Title Report.

Section 1.10 Title Company. The term "Title Company" shall mean Chicago Title Insurance Company whose address for this transaction is as follows:

         388 Market Street, Suite 1300
         San Francisco, CA  94111
         Attn:  Mary Hart
         Escrow No. 20538
         Facsimile No. (415) 434-2176
         Telephone No. (415) 291-5137


                                    ARTICLE 2

                                PURCHASE AND SALE
                                -----------------

Section 2.1 Purchase and Sale. Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller upon all of the terms, covenants and conditions set forth in this Agreement.

Section 2.2 Purchase Price. The purchase price for the Property (the "Purchase Price") shall be the sum of SEVEN MILLION FIVE HUNDRED FIFTY THOUSAND AND NO/100 ($7,550,000.00) payable as follows:

                  (a)      Payment of the Deposit (as defined below); and

                  (b) The balance of the Purchase Price shall be paid in cash through the escrow established pursuant to Section 5.1 on the Closing Date.

Section 2.3         Buyer's Review and Seller's Disclaimer.
                    --------------------------------------

                  (a) On or before the date of this Agreement, Seller has furnished to Buyer copies of each of the documents described on Exhibit C hereto pertaining to the Property. All of the documents described on Exhibit C shall be provided at Seller's sole cost and expense. By placing its initials in the space provided below, Buyer acknowledges its receipt of each of the documents to be delivered by Seller as provided in Exhibit C.

                                     Buyer's Initials:  /s/
                                                        ---

         Buyer shall have a period of ten (10) working days from the date of this Agreement to approve in writing all of such documents. Any such documents not expressly disapproved by Buyer in writing within such ten (10) day period shall be deemed approved.

         Any exceptions to the Title Report, the survey, if any, or other documents and information pertaining to exceptions to title not expressly disapproved by Buyer in writing on or before the expiration of such ten day period shall be deemed approved and shall be referred to as the "Exceptions." Within five (5) days after any notice from Title Company identifying the need to amend or add any exception to the Title Report, Buyer shall notify Seller of any objections Buyer may have to said amendment or addition, failure to disapprove such amendment or addition shall be deemed to be approval. Seller shall use reasonable efforts to remove as matters affecting title any disapproved exceptions prior to the Closing Date, but Seller shall not be required to institute any litigation or incur any cost in excess of $2,500 to do so. If, prior to the Closing Date, Seller notifies Buyer that Seller will not or will not be able to remove any of the disapproved exceptions, then, within five (5) days after the giving of such notice by Seller, or prior to the Closing Date, whichever is earlier, Buyer shall give Seller and Title Company written notice, either that Buyer (i) waives its prior disapproval of the disapproved exceptions and accepts such title as Seller is willing to convey, or (ii) terminates this Agreement.

                  (b) to expiration of the Inspection Period, Buyer shall have the right, at its sole cost and expense, to review and copy all of Seller's non-privileged and non-confidential documents and information relating to the operation or condition of the Property and to conduct whatever inspections, studies, tests and investigations Buyer desires to conduct relating to the Property including, without limitation, the physical, environmental, economic and legal condition of the Property (the "Inspections"). Buyer shall indemnify and defend Seller against and hold Seller harmless from any and all loss, cost, claim, liability and expense (including reasonable attorneys fees) arising out of Buyer's activities on the Real Property during the Inspection Period. Prior to expiration of the Inspection Period, Buyer shall complete the Inspections and notify Seller in writing of its approval or disapproval of the Property. Failure to timely disapprove the Property in writing shall be deemed to be approval by Buyer and constitute Buyer's waiver of the condition set forth in Section 3.1(a)(i) below.

                  (c) Buyer hereby agrees that the waiver or satisfaction of the conditions set forth in Section 3.1(a)(i) and (iv) below shall constitute an acknowledgment that Buyer (a) has concluded whatever studies, tests, and investigations Buyer desired to conduct relating to the Property including, without limitation, economic reviews and analyses, soils tests, engineering analyses, environmental analyses and analysis of any applicable records of the planning, building, public works or any other governmental or quasi-governmental entity having or asserting jurisdiction over the Property; (b) has reviewed and read (or has elected not to do so) and has understood all instruments affecting the Property and/or its value which Buyer deems relevant, including, without limiting the generality of the foregoing, all documents referred to in the Title Report and all leases, operating statements, demographic studies and market analyses; (c) and its consultants have made all such independent studies, analyses and investigations, as Buyer has deemed necessary, including, without limitation, those relating to environmental matters and the leasing, occupancy and income of the Property; (d) is relying solely on its own investigations as to the Property and its value and is assuming the risk that adverse physical, economic or other conditions (including, without limitation, adverse environmental conditions (including, without limitation, soils and groundwater conditions) and status of compliance with the requirements of the Americans With Disabilities Act of 1990 or the Fair Housing Act of 1968, as amended) may not have been revealed by such investigation; and (e) that Seller has given Buyer every opportunity to consider, inspect and review to its satisfaction the physical, environmental, economic and legal condition of the Property and all files and information in Seller's possession which Buyer deems material to the purchase of the Property.

                  (d) Except as otherwise expressly provided in Section 4.1 below, Seller disclaims the making of any representations or warranties, express or implied, regarding the Property or its value or matters affecting the Property, including, without limitation, the physical condition of the Property, title to or the boundaries of the Real Property, pest control matters, soil condition, hazardous waste, toxic substance or other environmental matters, compliance with the Americans With Disabilities Act of 1990 (as amended), Fair Housing Act of 1968 (as amended) or other building, health, safety, land use and zoning laws, regulations and orders, structural and other engineering characteristics, traffic patterns and all other information pertaining to the Property. Buyer, moreover, acknowledges (i) that Seller did not develop or construct the Real Property, (ii) that Buyer has entered into this Agreement with the intention of making and relying upon its own investigation of the physical, environmental, economic and legal condition of the Property and (iii) that Buyer is not relying upon any representations and warranties, other than those specifically set forth in Section 4.1 below, made by Seller or anyone acting or claiming to act on Seller's behalf concerning the Property or its value. Buyer further acknowledges that it has not received from Seller any accounting, tax, legal, architectural, engineering, property management or other advice with respect to this transaction and is relying solely upon the advice of its own accounting, tax, legal, architectural, engineering, property management and other advisors. Buyer agrees that the Property is to be sold to and accepted by Buyer in its "AS IS" condition and WITH ALL FAULTS on the Closing Date and assumes the risk that adverse physical, environmental, economic or legal conditions may not have been revealed by its investigation.

                  (e) Except with respect to any claims arising out of any breach of covenants, representations or warranties set forth in Sections 4.1 or
4.2 below, Buyer, for itself and its agents, affiliates, successors and assigns, hereby releases and forever discharges Seller, its agents, advisors, partners, affiliates, successors and assigns from any and all rights, claims and demands at law or in equity, whether known or unknown at the time of this agreement, which Buyer has or may have in the future, arising out of the physical, environmental, economic or legal condition of the Property. Buyer hereby specifically acknowledges that Buyer has carefully reviewed this subsection and discussed its import with legal counsel and that the provisions of this subsection are a material part of this Agreement.

                                    Buyer's Initials: /s/
                                                      ---

Buyer hereby specifically waives the provisions of Section 1542 of the California Civil Code (Section 1542). Section 1542 provides:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which, if known by him, must have materially affected his settlement with the debtor.


                                    ARTICLE 3

                              CONDITIONS PRECEDENT
                              --------------------

Section  3.1      Conditions.
                  ----------

                  (a) Notwithstanding anything in this Agreement to the contrary, Buyer's obligation to purchase the Property shall be subject to and contingent upon the satisfaction or waiver by Buyer of the following conditions precedent:

                           (i) Buyer's inspection and approval, within the Inspection Period, of all physical, environmental, economic and legal matters relating to the Property, pursuant to Section 2.3 above.

                           (ii) The willingness of Title Company or some other reputable title insurer to issue its standard California Land Title Association owner's form policy of title insurance ("Buyer's Title Policy"), insuring Buyer in the amount of the Purchase Price that title to the Real Property is vested of record in Buyer on the Closing Date, subject only to the printed conditions and exceptions of such policy and the Exceptions.

                  (b) Notwithstanding anything in this Agreement to the contrary, Seller's obligation to sell the Property shall be subject to and contingent upon the satisfaction or waiver by Seller of the following conditions precedent:

                           (i) The willingness of Title Company to issue the Buyer's Title Policy.

                           (ii) Buyer's timely satisfaction or waiver of the conditions set forth in Section 3.1(a)(i) above.

         Section 3.2 Failure or Waiver of Conditions Precedent. In the event any of the conditions set forth in Section 3.1 are not fulfilled or waived by the party intended to be benefited thereby, this Agreement shall terminate. Either party may, at its election, at any time or times on or before the date specified for the satisfaction of the condition, waive in writing the benefit of any of the conditions set forth in Section 3.1(a) and 3.1(b) above. Buyer's failure to notify Seller in writing of the failure of any of the conditions set forth in
Section 3.1(a) on or before the date specified for satisfaction shall constitute a waiver of such condition. In any event, Buyer's consent to the close of escrow pursuant to this Agreement shall waive any remaining unfulfilled conditions.

                                    ARTICLE 4

                    COVENANTS, WARRANTIES AND REPRESENTATIONS
                    -----------------------------------------

Section 4.1 Seller's Warranties and Representations. Seller hereby represents and warrants to Buyer as follows:

                  (a) This Agreement has been approved by the Investment Committee of the investment manager of Seller. Seller has full power and lawful authority to enter into and carry out the terms and provisions of this Agreement and to execute and deliver all documents which are contemplated by this Agreement and all actions of Seller and of its general partner necessary to confer such power and authority upon the persons executing this Agreement and all documents which are contemplated by this Agreement on behalf of Seller have been taken; and

                  (b) Minton J. Newell, the authorized agent of Seller, based solely upon inquiry, by means of the Inquiry Memorandum attached to this Agreement as Exhibit D (the "Inquiry Memorandum"), of the individuals listed thereon, each of whom responded to such Inquiry Memorandum, and without any independent investigation or further inquiry, has no Actual Knowledge (as defined below), as of the date hereof, except as specifically set forth in Exhibit D-1 attached hereto and incorporated herein by reference, that:

                           (i) Seller has received any written notice from any governmental authorities that eminent domain proceedings for the condemnation of the Real Property are pending;

                           (ii) Seller has received any written notice of any threatened or pending litigation against Seller which would materially and adversely affect the Real Property;

                           (iii) Seller has received any written notice from any governmental authority that the improvements located on the Real Property are presently in violation of any applicable building codes;

                           (iv) Seller has received any written notice from any governmental authority that Seller's use of the Real Property is presently in violation of any applicable zoning, land use or other law, order, ordinance, rule or regulation affecting the Real Property.

As used in this Section 4.1(b), the phrase "Actual Knowledge" shall refer only to the current actual knowledge of Minton J. Newell and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller or of any officer, director, agent, manager, representative, employee or advisor of Seller, or of any advisor to Seller, or any officers, directors or employees of any advisor or its affiliates, or impose upon Minton J. Newell any duty to inquire into or investigate the matter to which such actual knowledge, or absence thereof, pertains.

Section 4.2    Seller's Covenants.  Seller hereby covenants and agrees that:

                  (a) During the Contract Period, Seller will not enter into any service contracts binding upon Buyer without Buyer's prior approval, which approval shall not be unreasonably withheld and shall be deemed given if Buyer should fail to approve or disapprove any proposed contract in writing within five (5) working days following Seller's request for such action.

                  (b) During the Contract Period, Seller will not enter into any leases for any portion of the Real Property without Buyer's prior approval, which approval shall not be unreasonably withheld and shall be deemed given if Buyer should fail to approve or disapprove any proposed lease in writing within five (5) working days following Seller's request for such action. The cost to landlord of any leasing commissions and/or tenant improvements payable in connection with the lease of any portion of the Real Property which becomes effective at any time during the Contract Period shall be prorated between Buyer and Seller, based on the initial term of the lease, as of the Closing Date. Buyer shall be responsible for all such costs for any leases commencing after the Closing Date.

Section 4.3 Buyer's Warranties and Representations. Buyer hereby represents and warrants to Seller that (a) Buyer and any entity to which Buyer may assign this Agreement pursuant to Section 7.4 below have, and as of the Closing Date shall have, full power and lawful authority to enter into and carry out the terms and conditions of this Agreement and to execute and deliver all documents which are contemplated by this Agreement, (b) all actions necessary to confer such power and authority upon the persons executing this Agreement and all documents which are contemplated by this Agreement to be executed on behalf of Buyer or its assignee have been taken, (c) Buyer is duly qualified and authorized to do business in, and is in good standing under the laws of, the State of California,
(d) Buyer is not an "employee benefit plan" (as defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (e) Buyer is not a "governmental plan" within the meaning of Section 3(32) of ERISA or a "plan" within the meaning of Section 4975(e)(1) of the Internal Revenue Code (the "Code"), (f) Buyer is acquiring the Property for its own account and no part of the assets of Buyer constitute "plan assets" of an "employee benefit plan" within the meaning of 29 C.F.R. Section 2510.3-101, (g) neither Buyer nor any shareholder, officer, partner, manager, member or advisor of Buyer is (1) an Affiliate (as defined below) of Seller or SSR (as defined below), (2) a "party in interest" as defined in Section 3(14) of ERISA, or (3) a "disqualified person" as defined in Section 4975(e)(2) of the Code, and (h) one or more of the following circumstances is true: (1) equity interests in Buyer are "publicly offered securities" within the meaning of 29 C.F.R. Section 2510.2-101(b)(2),
(2) less than 25% of all equity interests in Buyer are held by "benefit plan investors" within the meaning of 29 C.F.R. Section 2510.3-101(f)(2), or (3)
Buyer is a corporation that qualifies as either an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) and (e).

Section 4.4 Limitations. The parties agree that (a) Seller's warranties, representations and covenants contained in this Agreement and in any document (including any certificate) executed by Seller pursuant to this Agreement shall survive Buyer's purchase of the Property only for a period of ninety (90) days after the Closing Date (the "Limitation Period"), and (b) Buyer shall provide actual written notice to Seller of any breach of such warranties, representations or covenants and shall allow Seller thirty (30) days within which to cure such breach, or, if such breach cannot reasonably be cured within thirty (30) days, an additional reasonable time period, so long as such cure has been commenced within such thirty (30) days and diligently pursued. If Seller fails to cure such breach after actual written notice and within such cure period, Buyer's sole remedy shall be an action at law for damages as a consequence thereof, which must be commenced, if at all, within the Limitation Period; provided, however, that if within the Limitation Period Buyer gives Seller written notice of such a breach and Seller commences to cure and thereafter terminates such cure effort, Buyer shall have an additional thirty
(30) days from the date of such termination within which to commence an action at law for damages as a consequence of Seller's failure to cure. The Limitation Period referred to herein shall apply to known as well as unknown breaches of such warranties, representations and covenants.

                                    ARTICLE 5

                               ESCROW AND CLOSING
                               ------------------

Section 5.1 Escrow Arrangements. An escrow for the purchase and sale contemplated by this Agreement has been opened by Seller with Title Company. On or before the Closing Date, Seller and Buyer shall deliver joint escrow instructions to the Title Company consistent with this Article 5 and the parties shall deposit in escrow the funds and documents described below.

                  (a)      Buyer shall deposit or cause to be deposited:

                           (i) the balance of the Purchase Price less the Deposit ("Seller's Funds"), plus sufficient cash to pay Buyer's share of all escrow costs, prorations and closing expenses as set forth in
         Section 5.3 and 5.4 below;

                           (ii) a counterpart General Assignment (as defined in subparagraph (b)(ii) below), duly executed by Buyer;

                           (iii) a counterpart Assignment of Leases (as defined in subparagraph (b)(iv) below), duly executed and acknowledged by Buyer;

                           (iv) a duly executed closing certificate in the form attached to this Agreement as Exhibit E (the "Closing Certificate").

                  (b)      Seller shall deposit:

                           (i) a duly executed and acknowledged deed to the Real Property in the form attached to this Agreement as Exhibit F (the "Deed");

                           (ii) a duly executed assignment of Seller's interest in the Intangible Property in the form attached to this Agreement as Exhibit G (the "General Assignment");

                           (iii) a duly executed bill of sale in the form attached to this Agreement as Exhibit H (the "Bill of --------- Sale");

                           (iv) a counterpart assignment by Seller and assumption by Buyer of Seller's interest in the Leases affecting the Property as of the Closing Date in the form attached hereto as Exhibit I (the "Assignment of Leases"), duly executed and acknowledged by Seller;

                           (v)  a  certificate   from  Seller   certifying   the
         information  required  by 1445 of the  Internal  Revenue  Code  and the regulations issued thereunder to establish, for the purposes of avoiding Buyer's tax withholding obligations, that Seller is not a "foreign person" as defined in Internal Revenue Code 1445(f)(3) in the form attached to this Agreement as Exhibit J (the "FIRPTA Certificate");

                           (vi)  the  duly  executed   estoppel   certificate(s)
         referred to in Section 5.7 below; and

                           (vii) a California Form 590 duly executed by Seller.

Section 5.2 Title Company's Duties and Closing. Seller and Buyer shall instruct Title Company to close escrow on the Closing Date by:

                  (a) Recording all documents as may be necessary to clear title in accordance with the requirements of this Agreement;

                  (b) Recording the Deed and the Assignment of Leases, in that order, and instructing the County Recorder not to affix the amount of any documentary or transfer taxes to the Deed but to attach a separate statement to the Deed after recording;

                  (c) Paying all closing costs and making all prorations in accordance with Sections 5.3 and 5.4 of this Agreement and a closing statement of adjustments and prorations prepared by Title Company and approved by Buyer and Seller prior to the Closing Date (the "Closing Statement");

                  (d) Delivering to Buyer the Buyer's Title Policy; Title Company's certified Closing Statement; conformed copies of the Deed, the Assignment of Leases and any other documents recorded at closing showing available recordation information (collectively, the "Recorded Documents"), an original of each of the Bill of Sale, the General Assignment and the FIRPTA Certificate and copies of all other documents delivered to Title Company; and

                  (e) Delivering to Seller the Purchase Price, plus or minus closing adjustments and prorations, Title Company's certified Closing Statement, conformed copies of the Recorded Documents, an original of each of the Bill of Sale, the General Assignment and the Closing Certificate and copies of all other documents delivered to Title Company.

Section 5.3 Closing Costs. Seller and Buyer shall each pay one-half of (a) the city documentary transfer or transaction taxes or fees due on the transfer of the Property from Seller to Buyer, (b) the escrow fee charged by Title Company, and (c) any other miscellaneous closing costs. Seller shall pay (a) the county documentary transfer or transaction taxes or fees due on the transfer of the Property from Seller to Buyer, and (b) the premium for Buyer's Title Policy (other than the cost of extended or additional coverage which shall be paid by Buyer as provided below). Buyer shall pay (a) the recording costs for this transaction, (b) the costs of any surveys or environmental reports ordered by Buyer, and (c) if Buyer desires a policy of title insurance different from that specified in Section 3.l(a)(ii) above (for example, ALTA coverage or any
endorsements),   Buyer  shall  pay  the  extra   premium  for  such  policy  and
endorsements and any related survey costs. Each party shall pay its own attorneys' fees

Section 5.4       Prorations.
                  ----------

                  (a) Real property taxes and assessments, personal property taxes (if any), rent (whether prepaid or applicable to the current rental period) and all other items of income and expense with respect to the Property shall be prorated between Seller and Buyer as of the Closing Date. Buyer shall be responsible for all leasing commissions and the cost to landlord of tenant improvements attributable to periods after the Closing Date for all leases executed during the Contract Period as set forth in Section 4.2(b). Buyer shall receive a credit in escrow in the amount of any deposits under Leases in effect on the Closing Date, or any portion thereof, which are in Seller's possession and refundable to the tenant as of the Closing Date plus the amount of any prepaid rent for periods from and after the Closing Date. Buyer shall not be entitled to any interest on such deposits which may have accrued prior to the Closing Date unless such interest, under the terms of the applicable Lease, accrues for the benefit of the tenant. Seller shall receive a credit in escrow for any refundable deposits and/or bonds held by any utility, governmental agency or service contractor with respect to the Property. Any rent collected by Buyer after the Closing Date shall be applied first to pay the then current month's rent, and then to any rent then due and owing for any period prior to the Closing Date, and Buyer shall remit such amounts immediately upon receipt to Seller, and then to pay any rent owing for any period after the Closing Date. If either Buyer or Seller receives any revenues attributable to the period during which it is not the owner of the Property, said party shall promptly forward such amounts to the other party (if such revenues are only partially attributable to the period during which said party is not the owner of the Property, the amount paid to the other party shall be based upon proration as of the Closing Date as set forth above). Buyer shall use its best efforts to collect and assist Seller in collecting any revenue which is owed to Seller as of the Closing Date or which comes due thereafter.

                  (b) Buyer and Seller shall cooperate to produce on or before the Closing Date a schedule of prorations which is as complete and accurate as reasonably possible. All prorations which can be reasonably estimated as of the Closing Date shall be made in escrow on the Closing Date. All other prorations and any adjustments to initial estimated prorations, shall be made by Buyer and Seller within thirty (30) days following the Closing Date or such later time as may be required, in the exercise of due diligence, to obtain the necessary information for proration. Any net credit due one party from the other as a result of such post-closing prorations and adjustments shall be paid to the other in cash immediately upon the parties' written agreement to a final schedule of post-closing adjustments and prorations.

Section 5.5 Closing Date. The Closing Date shall occur on a date mutually agreed upon by Buyer and Seller, which shall be not later than December 16, 1997.

Section 5.6 Insurance. Seller's existing liability and property insurance pertaining to the Property shall be cancelled as of the Closing Date, and Seller shall receive any premium refund due thereon.

Section 5.7 Tenant Estoppel. Seller shall use its best efforts to obtain and to deliver to Buyer on or before the Closing Date an estoppel certificate from Wickes Furniture Company, Inc. ("Wickes") in the form specified in Section 25.1 of that certain Lease dated as of May 27, 1989 pursuant to which Wickes occupies the Property. In the event Seller is unable to obtain such a certificate from Wickes prior to the Closing Date, Buyer shall have the right to terminate this Agreement upon written notice to Seller or Buyer may request in writing that Seller deliver to Buyer, in lieu thereof, a certificate from Seller containing the same certifications. If Seller, in its sole discretion, agrees to deliver such alternate certificate from Seller, the transaction contemplated herein shall close as scheduled. If Seller declines to deliver such alternate certificate from Seller, this Agreement shall terminate. Buyer agrees that, if Seller delivers to Buyer after the close of escrow an estoppel certificate satisfying the requirements of this Section 5.7 and executed by the tenant, Buyer will accept such tenant estoppel and the certificate executed by Seller with respect to such Lease shall have no further force and effect.

Section 5.8 Delivery of Original Documents. Seller agrees to deliver to Buyer on or immediately following the Closing Date all original Leases, service contracts, plans and specifications, plot plans, surveys, soils reports and other original documents in Seller's possession pertaining to the Property.

Section 5.9 Filing of Reports. Title Company shall be solely responsible for the timely filing of any reports or returns required pursuant to the provisions of
Section 6045(e) of the Internal Revenue Code of 1986 (and any similar reports or returns required under any state or local laws) in connection with the closing of the transaction contemplated in this Agreement.

                                    ARTICLE 6

                                     DEPOSIT
                                     -------

         Buyer has previously deposited in the escrow established with Title Company for this transaction cash in the amount of $50,000.00. Within two (2) working days following expiration of the Inspection Period, Buyer shall deposit in escrow the additional sum of $50,000.00 in cash or certified funds. Title Company shall invest all funds so deposited in an interest-bearing cash-management account reasonably acceptable to Buyer and Seller. The funds so deposited and all interest thereon are referred to collectively as the "Deposit." From and after the date that the condition precedent set forth in
Section 3.1(a)(i) above shall have been satisfied or waived, the Deposit shall be non-refundable to Buyer (except as expressly provided below) and in the event that Buyer shall breach, be unable or otherwise fail to perform its obligations hereunder, then the entire amount of the Deposit shall be paid by Title Company to Seller and retained by Seller.

IN THE EVENT OF DEFAULT BY BUYER IN THE PERFORMANCE OF ITS OBLIGATION HEREUNDER TO PURCHASE THE PROPERTY, SELLER SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT FORTHWITH AND WITHOUT FURTHER OBLIGATION TO BUYER AND TO OBTAIN IMMEDIATE DISBURSEMENT OF AND TO RETAIN THE DEPOSIT THEN HELD BY ESCROW HOLDER. SUCH RETENTION OF THE DEPOSIT IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3769 OR 3275, BUT INSTEAD, IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO SECTIONS 1671, 1676 AND 1677 OF THE CALIFORNIA CIVIL CODE. THE PARTIES ACKNOWLEDGE THAT THE ACTUAL DAMAGES WHICH WOULD RESULT TO SELLER AS A RESULT OF SUCH FAILURE WOULD BE EXTREMELY DIFFICULT OR IMPOSSIBLE TO ESTABLISH AND THAT THE AMOUNT OF THE DEPOSIT IS THE PARTIES BEST GOOD FAITH ESTIMATE OF SELLER'S DAMAGES. IN ADDITION, BUYER DESIRES TO HAVE A LIMITATION PUT UPON ITS POTENTIAL LIABILITY TO SELLER IN THE EVENT THAT THIS TRANSACTION SHALL FAIL TO CLOSE. BY PLACING THEIR RESPECTIVE INITIALS IN THE SPACES HEREINAFTER PROVIDED, THE PARTIES ACKNOWLEDGE THAT UPON THE BREACH, INABILITY OR FAILURE TO PERFORM BY BUYER UNDER THE TERMS OF THIS AGREEMENT, SELLER SHALL BE ENTITLED TO LIQUIDATED DAMAGES IN THE AMOUNT OF THE DEPOSIT AND THAT SELLER'S RECEIPT AND RETENTION OF THE DEPOSIT SHALL BE THE SOLE REMEDY OF SELLER AT LAW IN THE EVENT OF SUCH BREACH, INABILITY OR FAILURE TO PERFORM BY BUYER.

                       BUYER (/s/) AND SELLER (/s/) AGREE.

In the event that this transaction is consummated as contemplated by this Agreement, then the entire amount of the Deposit shall be credited against the Purchase Price. The entire amount of the Deposit shall be returned immediately to Buyer in the event that (a) the conditions precedent set forth in Section 3.1 above shall have been satisfied or waived, (b) Buyer shall have performed fully or tendered performance of its obligations hereunder, and (c) Seller shall be unable or fail to perform its obligations under this Agreement.


                                    ARTICLE 7

                                  MISCELLANEOUS
                                  -------------

Section 7.1       Damage or Destruction.
                  ---------------------

                  (a) Subject to the provisions of subsection (b) below, Buyer shall be bound to purchase the Property for the Purchase Price as required by the terms of this Agreement without regard to the occurrence during the Contract Period of any damage to or destruction of the Improvements ("Contract Period Damage"). Buyer shall receive a credit in escrow in the amount of any insurance proceeds (net of reasonable costs incurred in securing such proceeds) collected by Seller prior to the Closing Date as a result of any Contract Period Damage and not expended by Seller on repair, replacement or restoration of the Property pursuant to subsection (c) below. Seller promptly shall deliver to Buyer any such insurance proceeds as shall be collected by Seller following the Closing Date.

                  (b) Notwithstanding the foregoing, if the cost of repair, replacement or restoration of the Property attributable to any Contract Period Damage exceeds twenty percent (20%) of the Purchase Price, either party may elect to terminate this Agreement by written notice to the other given not more than ten (10) days following the event of damage or destruction and not later than one day prior to the Closing Date. If the Contract Period Damage arises out of an uninsured risk, Seller shall elect, by written notice given within such 10-day period, either to terminate this Agreement or to close escrow as contemplated in this Agreement with a reduction in the Purchase Price equal to the cost of repair, replacement or restoration of the Property. Upon termination of this Agreement pursuant to this paragraph, Seller shall return to Buyer the Deposit. In the event neither party timely elects to terminate this Agreement pursuant to this subsection, the provisions of subsection (a) above shall be applicable.

                  (c) Upon the occurrence of any Contract Period Damage, Seller may, but shall not be obligated to, use any insurance proceeds collected with respect to such Contract Period Damage to repair, replace or restore the Property to the extent reasonably feasible prior to the Closing Date. Seller's election to commence the repair, replacement or restoration of the Property prior to the Closing Date shall in no way imply that Seller has made any representation or warranty with respect to any work performed in connection with such repair, replacement or restoration ("Seller's Repairs"). The plans, materials, choice of contractor and all other material aspects of the performance of Seller's Repairs shall be subject to Buyer's review and approval (which shall not be unreasonably withheld) and to the general disclaimer set forth in Section 2.3 above. In the event that Buyer does not approve any aspect of Seller's Repairs in writing within five (5) days following Seller's request for such approval, Seller may, at its option, terminate this Agreement by written notice delivered to Buyer on or before the Closing Date.

                  (d) Notwithstanding anything in this Agreement to the contrary, the insurance proceeds to be credited or delivered to Buyer pursuant to this Section 7.1 shall exclude business interruption or rental loss insurance proceeds, if any, allocable to the period through the Closing Date, which proceeds shall be retained by Seller.

Section 7.2 Brokerage Commissions and Finder's Fees. Each party to this Agreement warrants to the other that each party to this Agreement is acting as a principal and not as an agent or broker for any other person or entity and that, except for the commissions mentioned below, no person or entity can properly claim a right to a real estate commission, real estate finder's fee, real estate acquisition fee or other real estate brokerage-type compensation (collectively, "Real Estate Compensation") based upon the acts of that party with respect to the transaction contemplated by this Agreement. Each party hereby agrees to indemnify and defend the other against and to hold the other harmless from any and all loss, cost, liability or expense (including but not limited to attorneys' fees and returned commissions) resulting from any claim for Real Estate Compensation by any person or entity based upon such acts or from payment of Real Estate Compensation to any person by Buyer or by any entity affiliated with Buyer. Buyer acknowledges that Seller shall pay Real Estate Compensation to Damon Raike and Company and The Royston Group (collectively, "Broker") pursuant to a separate written agreement between Seller and Broker. Buyer further acknowledges that Seller may pay Real Estate Compensation to its advisor, SSR Realty Advisors, Inc., and/or one or more of its Affiliates (as defined below).

Section 7.3 Leasing Commissions. Seller shall indemnify, protect, defend and hold Buyer harmless from and against any leasing commissions payable in connection with the current terms of the Leases (specifically excluding therefrom any commission for option periods, renewal periods, extension periods or waivers of termination rights or otherwise as provided in Section 4.2(b) above). Buyer shall indemnify and hold Seller harmless from and against any other leasing commissions relating to the Property.

Section 7.4 Successors and Assigns. Buyer shall not assign any of Buyer's rights or duties hereunder without the prior written consent of Seller, which consent Seller may grant or withhold in its sole and absolute discretion; provided, however, Buyer may assign its rights hereunder to an Affiliate of Buyer provided that (i) such assignee executes a written assumption (in form and substance in all respects satisfactory to Seller) of all of Buyer's obligations under this Agreement, (ii) Buyer shall not be released from its obligations and liabilities under this Agreement, and (iii) such assignment shall be without any increase in price, fees, commissions or other compensation to Buyer in consideration of such assignment. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

Section 7.5 Notices. All written notices required to be given pursuant to the terms hereof shall be either (i) personally delivered, (ii) deposited in the United States mail, registered or certified return receipt requested, postage prepaid, (iii) sent by Federal Express or similar nationally recognized overnight courier service, or (iv) transmittal by facsimile with a hard copy sent within one (1) business day by any of the foregoing means, and addressed as follows:

         To Seller:                 c/o SSR Realty Advisors, Inc.
                                    One California Street, Suite 1400
                                    San Francisco, California 94111
                                    Attn: Property Sales
                                    Facsimile No:  (415) 678-2291
                                    Telephone No:  (415) 678-2107

         copy to:                   SSR Realty Advisors, Inc.
                                    One California Street, Suite 1400
                                    San Francisco, CA  94111
                                    Attn: Herman H. Howerton, Esq.
                                    Facsimile No:  (415) 678-2296
                                    Telephone No:  (415) 678-2135

                                    Landels Ripley & Diamond, LLP
                                    350 The Embarcadero, 6th Floor
                                    San Francisco, CA  94105
                                    Attn:  Scott D. Rogers, Esq.
                                    Facsimile No:  (415) 512-8750
                                    Telephone No:  (415) 512-8700

         To Buyer:                  Mr. Arnold Schlesinger
                                    9595 Wilshire Boulevard, Suite 410
                                    Beverly Hills, CA  90212
                                    Facsimile No:  (310) 273-3382
                                    Telephone No:  (310) 273-0864

         The foregoing addresses may be changed from time to time by written notice. Notices shall be deemed received upon the earlier of actual receipt or delivery (or refusal to accept delivery) or three (3) working days following sending as provided above.

Section 7.6 Time. Time is of the essence of every provision contained in this Agreement.

Section 7.7 Possession. Possession of the Property shall be delivered to Buyer on the Closing Date, subject to then existing tenancies.

Section 7.8 Incorporation by Reference. All of the exhibits attached to this Agreement or referred to herein and all documents in the nature of such exhibits, when executed, are by this reference incorporated in and made a part of this Agreement.

Section 7.9 No Deductions or Off-Sets. Buyer acknowledges that the Purchase Price to be paid for the Property pursuant to this Agreement is a net amount and shall not be subject to any off-sets or deductions.

Section 7.10 Attorneys' Fees. In the event any dispute between Buyer and Seller should result in litigation, the prevailing party shall be reimbursed for all reasonable costs incurred in connection with such litigation, including, without limitation, reasonable attorneys' fees.

Section 7.11 Construction. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

Section 7.12 No Merger. The provisions of this Agreement shall not merge with the delivery of the Deed but shall, except as otherwise provided in this Agreement, survive the close of escrow.

Section 7.13 Governing Law. This Agreement shall be construed and interpreted in accordance with and shall be governed and enforced in all respects according to the laws of the State of California.

Section 7.14 Disclosure of Information.
             -------------------------

                  (a) Certain Definitions. For purposes of this Section 7.14, the following terms shall have the respective meanings assigned to them in this subsection (a):

                           (i) "Affiliate" shall mean: any person or entity directly or indirectly controlling, controlled by or under common control with the subject person or entity; any person or entity owning or controlling 10% or more of the outstanding voting securities of the subject entity; any officer, director or partner of the subject entity; and any entity for which the subject person or entity acts in the capacity of officer, director or partner;

                           (ii)   "Buyer   Group"   shall  mean  Buyer  and  its
         Affiliates, and the directors, officers, employees, partners, agents and representatives of such parties;

                           (iii) "SSR" shall mean SSR Realty Advisors, Inc. and/or any of its Affiliates; and

                           (iv) "Disclosure Document" shall mean any offering circular, prospectus, report, advertisement, correspondence or other document which names or refers in any manner, directly or indirectly, to SSR, any of its Affiliates or Seller.

                  (b) Restrictions on Disclosure. Buyer agrees that, unless Buyer has obtained the prior written consent of Seller, Buyer shall not release, publish or otherwise distribute, and shall not authorize or permit any person or entity (including without limitation any member of the Buyer Group) to release, publish or otherwise distribute, to any person or entity other than Metric or any of its Affiliates, any Disclosure Document.

                  (c) Indemnification. Buyer and Buyer's principals shall indemnify and hold harmless SSR, its Affiliates and Seller, and all directors, officers, employees, members, shareholders, partners, agents and representatives of such parties, against and from any and all liability, losses, damages, costs and obligations whatsoever (including without limitation attorneys fees and costs) which arise out of or relate in any way to the release, publishing or other distribution of any Disclosure Document by Buyer or by any person or entity (including without limitation any member of the Buyer Group) whom Buyer has authorized or permitted to release, publish or otherwise distribute such Disclosure Document.

Section 7.16 Damages. Buyer agrees that any liability of Seller under any claim brought prior to the Closing Date pursuant to this Agreement or any document or instrument delivered simultaneously or in connection with, or pursuant to this Agreement, shall be limited solely to the Property, and no other assets of Seller shall be subject to levy or execution. With respect to any such claim brought following the Closing Date, any liability of Seller shall be limited to the sum of $50,000.00 to be satisfied solely out of the assets of Seller. In no event shall Buyer seek satisfaction for any such obligation from any of the directors, officers, employees, members, shareholders, partners, agents and representatives of Seller or any of their respective directors, officers, employees, members, shareholders, partners, agents and representatives. Except with respect to a willful or voluntary default by Seller in its obligation to convey the Property to Buyer as provided in this Agreement, Buyer specifically waives any right to seek specific performance of Seller's obligations under this Agreement and acknowledges that its only remedy in the event of a breach of this Agreement by Seller shall be the right (as limited by this Section 7.15) to seek money damages at law.

Section 7.17 Termination without Breach. In the event either party desires to exercise any right expressly provided in this Agreement to terminate this Agreement, such party shall give written notice of such termination and the reason therefor to the other party. Thereafter, except in the event of a termination based upon a default by either party in the performance of its obligations under this Agreement, and effective as of the effective date of such notice, each party shall be released from its obligations hereunder and all monies and documents deposited into Escrow shall be returned to the party which deposited them, all documents delivered by Seller to Buyer relating to the Property shall be returned and all reports, studies, analyses and tests prepared by or for Buyer relating to the Property shall immediately be delivered to Seller; provided, however, that nothing herein shall limit Buyer's indemnity set forth in Section 2.3(b) and 7.14(c) hereof.

Section 7.17 Counterparts. This Agreement may be executed in one or more counterparts. All counterparts so executed shall constitute one contract, binding on all parties, even though all parties are not signatory to the same counterpart.

Section 7.18 Entire Agreement. This Agreement and the attached exhibits, which are by this reference incorporated herein, and all documents in the nature of such exhibits, when executed, contain the entire understanding of the parties and supersede any and all other written or oral understanding, including, without limitation, the Letter of Intent.

         IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the day and year first written above.

SELLER:                                              BUYER:
------                                               -----

METRIC INCOME TRUST SERIES, INC.,                    /s/ Arnold Schlesinger
a California corporation                             ----------------------
                                                     ARNOLD SCHLESINGER

By:  /s/ Herm H. Howerton
     --------------------
Its: Vice President, General Counsel
     -------------------------------




                               FIRST AMENDMENT TO
                               ------------------
                AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY
                ------------------------------------------------


         THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY ("Amendment") is dated for reference purposes only as of November 25, 1997, by and between METRIC INCOME TRUST SERIES, INC., a California corporation ("Seller"), and ARNOLD SCHLESINGER ("Buyer").

                                    Recitals:
                                    --------

         A. Seller and Buyer entered into that certain Agreement for Purchase and Sale of Real Property dated as of November 19, 1997 ("Agreement") with respect to certain real property located at 18850 Hawthorne Boulevard, Torrance, California, and being more particularly described in the Agreement.

         B. Buyer has requested, and Seller has agreed, that Buyer be allowed additional time to complete its inspections and investigations of the Property upon the terms and conditions set forth below.

                                   Agreement:
                                   ---------

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

         1. Each of the above recitals is true and correct and incorporated herein by this reference.

         2. All words and phrases having their initial letters capitalized in this Amendment but not specifically defined herein shall have the meanings set forth in the Agreement.

         3. The Inspection Period (as defined in Section 1.3 of the Agreement) is hereby extended to 5 p.m. Pacific Standard Time on December 10, 1997. Similarly, the date for approval or disapproval by Buyer of the Phase I Environmental Report provided to Buyer pursuant to Section 2.3(a) of the Agreement is hereby extended to 5 p.m. Pacific Standard Time on December 10, 1997.

         4. Except as specifically provided herein, none of the provisions herein contained shall in any way be construed as a modification of any of the terms and conditions of the Agreement, and all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

         5. Each of Seller and Buyer hereby specifically acknowledges and agrees that (i) the Agreement, as amended hereby, is and remains a valid and binding agreement and obligation of such party enforceable in accordance with its terms; and (ii) to the best of such party's current actual knowledge, there has occurred no breach or default and there exists no event or condition which with the giving of notice or the passage of time, or both, would constitute a breach or default by the other party under the Agreement.

         6. This Amendment may be executed in one or more counterparts and each such counterpart may be delivered by facsimile transmission. All counterparts so executed shall constitute one contract, binding on all parties, even though all parties are not signatory to the same counterpart.

         IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the day and year first above written.



SELLER:
------

METRIC INCOME TRUST SERIES, INC.,
a California corporation

By:  /s/ Herm H. Howerton
     --------------------

Its: Vice President, General Counsel
     -------------------------------


BUYER:
-----

By:  /s/ Arnold Schlesinger
     ----------------------
     ARNOLD SCHLESINGER

                               SECOND AMENDMENT TO
                               -------------------
                AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY
                ------------------------------------------------


         THIS SECOND AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY ("Amendment") is dated for reference purposes only as of December 12, 1997, by and between METRIC INCOME TRUST SERIES, INC., a California corporation ("Seller"), and ARNOLD SCHLESINGER ("Buyer").

                                    Recitals:
                                    --------

         A. Seller and Buyer entered into that certain Agreement for Purchase and Sale of Real Property dated as of November 19, 1997, as amended pursuant to that certain First Amendment to Agreement for Purchase and Sale of Real Property dated as of November 25, 1997 (collectively, the "Agreement") with respect to certain real property located at 18850 Hawthorne Boulevard, Torrance, California, and being more particularly described in the Agreement.

         B. Buyer has requested, and Seller has agreed, that Buyer be allowed additional time to complete its inspections and investigations of the Property upon the terms and conditions set forth below.

                                   Agreement:
                                   ---------

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

         1. Each of the above recitals is true and correct and incorporated herein by this reference.

         2. All words and phrases having their initial letters capitalized in this Amendment but not specifically defined herein shall have the meanings set forth in the Agreement.

         3. The Inspection Period (as defined in Section 1.3 of the Agreement) is hereby extended to 5 p.m. Pacific Standard Time on December 17, 1997. Article 6 of the Agreement is amended to require the deposit in escrow by Buyer of the additional sum of $50,000 by 5 p.m. Pacific Standard Time on December 17, 1997 rather than two (2) working days following expiration of the Inspection Period. The Closing Date (as defined in Section 1.1 of the Agreement is hereby extended from December 16, 1997 to December 30, 1997.

         4. Except as specifically provided herein, none of the provisions herein contained shall in any way be construed as a modification of any of the terms and conditions of the Agreement, and all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

         5. Each of Seller and Buyer hereby specifically acknowledges and agrees that (i) the Agreement, as amended hereby, is and remains a valid and binding agreement and obligation of such party enforceable in accordance with its terms; and (ii) to the best of such party's current actual knowledge, there has occurred no breach or default and there exists no event or condition which with the giving of notice or the passage of time, or both, would constitute a breach or default by the other party under the Agreement.

         6. This Amendment may be executed in one or more counterparts and each such counterpart may be delivered by facsimile transmission. All counterparts so executed shall constitute one contract, binding on all parties, even though all parties are not signatory to the same counterpart.

         IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the day and year first above written.

SELLER:
------

METRIC INCOME TRUST SERIES, INC.,
a California corporation

By:  /s/ Herman H. Howeton
     ---------------------

Its: Vice President, General Counsel
     -------------------------------


BUYER:
-----

By:  /s/ Arnold Schlesinger
     ----------------------
          ARNOLD SCHLESINGER

                                    EXHIBIT A
                                    ---------

                                  Title Report
                                  ------------

Title Report, issued by the Chicago Title Company, dated November 4, 1997 is not included with this Amendment. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said Title Report upon request.

                                    EXHIBIT B
                                    ---------

                                Legal Description
                                -----------------

PARCEL A:

PARCEL 1, IN THE CITY OF TORRANCE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON PARCEL MAP NO. 19431, FILED IN BOOK 211 PAGES 58 TO 60 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY

EXCEPT AN UNDIVIDED ONE-HALF INTEREST IN AND TO ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND MINERALS, IN AND UNDER SAID LAND, AS RESERVED BY M.
B. SILBERBERG, INDIVIDUALLY AND M. B. SILERBERG, AS TRUSTEE, IN DEED RECORDED NOVEMBER 2 1937 IN BOOK 15338 PAGE 152, OFFICIAL RECORDS.

PARCEL B:

AN EASEMENT FOR INGRESS AND EGRESS TO BE LIMITED TO SURFACE TRANSPORTATION USE EXCLUSIVELY OVER THAT PORTION OF LOT 18 OF THE MC DONALD TRACT, IN THE CITY OF TORRANCE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 15 PAGES 21 AND 22 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, BOUNDED AS FOLLOWS:

ON THE SOUTH BY THE NORTHERLY LINE OF PARCEL 1 OF PARCEL MAP NO. 2307, FILED IN BOOK 32 PAGE 61 OF PARCEL MAPS, OF SAID COUNTY AND ITS WESTERLY PROLONGATION; ON THE EAST BY THE NORTHERLY PROLONGATION OF THE EASTERLY LINE OF SAID PARCEL 1; ON THE NORTH BY A LINE THAT IS PARALLEL WITH AND 20 FEET NORTHERLY MEASURED AT RIGHT ANGLES FORM THE NORTHERLY LINE OF SAID PARCEL 1 AND BOUNDED WESTERLY BY THE WESTERLY LINE OF THE LAND DESCRIBED IN RESOLUTION NO. 80-263, RECORDED FEBRUARY 2, 1981 AS INSTRUMENT NO. 81-124160 OF SAID COUNTY.



                                    EXHIBIT C

                           List of Due Diligence Items
                           ---------------------------

Preliminary Title Report With Recorded Documents

Current Lease(s)

Most Recent Tenant Financials in Seller's Possession

Plans and Specifications in Seller's Possession

Existing Survey of Property in Seller's Possession

Existing Phase I Environmental Report

                                    EXHIBIT D
                                    ---------

                               Inquiry Memorandum
                               ------------------


Inquiry Memorandum, dated November 1997 signed by Sherie Kidwell, Herman H. Howerton, Richard Faber, Craig Fawcett, Lorenz Menrath George Fogelsong, and Minton J. Newell is not included with this amendment. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchcange Commission copies of said Inquiry Memorandum upon request.
















                                   EXHIBIT D-1
                                   -----------

                             SCHEDULE OF EXCEPTIONS
                                       TO
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------


                                     [NONE]

                                    EXHIBIT E

                           BUYER'S CLOSING CERTIFICATE
                           ---------------------------


                  THIS BUYER'S CLOSING CERTIFICATE ("Certificate") is made and entered into as of this 23rd day of December, 1997 by ARNOLD SCHLESINGER, an individual ("Buyer"), to and for the benefit of METRIC INCOME TRUST SERIES, INC., a California corporation ("Seller"), under and pursuant to the terms of that certain Agreement for Purchase and Sale of Real Property dated as of November 19, 1997 between Seller and Buyer, as amended pursuant to that certain First Amendment to Agreement for Purchase and Sale of Real Property dated as of November 25, 1997 and that certain Second Amendment to Agreement for Purchase and Sale of Real Property dated as of December 12, 1997 (collectively, the "Agreement"). All words and phrases having their initial letters capitalized in this Certificate and not specifically defined herein shall have their meanings set forth in the Agreement.

                  As a condition to closing of the transaction contemplated in the Agreement and as a material and substantial inducement to Seller to sell and convey the Property to Buyer, Buyer hereby confirms, certifies and agrees as follows:

                  1. Buyer  hereby  acknowledges  and agrees  that Buyer (a) has concluded whatever studies, tests, and investigations Buyer desired to conduct relating to the Property including, without limitation, economic reviews and analyses, soils tests, engineering analyses, environmental analyses and analysis of any applicable records of the planning, building, public works or any other governmental or quasi-governmental entity having or asserting jurisdiction over the Property; (b) has reviewed and read (or has elected not to do so) and has understood all instruments affecting the Property and/or its value which Buyer deems relevant, including, without limiting the generality of the foregoing, all documents referred to in the Title Report and all leases, operating statements, demographic studies and market analyses; (c) and its consultants have made all such independent studies, analyses and investigations, as Buyer has deemed necessary, including, without limitation, those relating to environmental matters and the leasing, occupancy and income of the Property; (d) is relying solely on its own investigations as to the Property and its value and is assuming the risk that adverse physical, economic or other conditions (including, without limitation, adverse environmental conditions (including, without limitation, soils and groundwater conditions) and status of compliance with the requirements of the Americans With Disabilities Act of 1990 or Fair Housing Act of 1968, as amended) may not have been revealed by such investigation; and (e) that Seller has given Buyer every opportunity to consider, inspect and review to its satisfaction the physical, environmental, economic and legal condition of the Property and all files and information in Seller's possession which Buyer deems material to the purchase of the Property.

                  2. Buyer hereby further acknowledges and agrees that (a) Seller has not made and has specifically disclaimed the making of any representations or warranties, express or implied, regarding the Property or its value or matters affecting the Property, including, without limitation, the physical condition of the Property, title to or the boundaries of the Real Property, pest control matters, soil condition, hazardous waste, toxic substance or other environmental matters, compliance with the Americans With Disabilities Act of 1990, Fair Housing Act of 1968 (as amended) or other building, health, safety, land use and zoning laws, regulations and orders, structural and other engineering characteristics, traffic patterns and all other information pertaining to the Property, (b) Seller did not develop or construct the Real Property, (c) Buyer entered into the Agreement and is closing the contemplated transaction with the intention of making and relying upon its own investigation of the physical, environmental, economic and legal condition of the Property,
(d) Buyer is not relying upon any representations and warranties, other than those specifically set forth in Section 4.1 in the Agreement, made by Seller or anyone acting or claiming to act on Seller's behalf concerning the Property or its value.

                  3. Buyer further acknowledges that it has not received from Seller any accounting, tax, legal, architectural, engineering, property management or other advice with respect to this transaction and is relying solely upon the advice of its own accounting, tax, legal, architectural, engineering, property management and other advisors. Buyer agrees and confirms that the Property is being purchased by and accepted by Buyer in its "AS IS" condition and WITH ALL FAULTS on the Closing Date and assumes the risk that adverse physical, environmental, economic or legal conditions may not have been revealed by its investigation.

                  4. Except with respect to any claims arising out of any breach of covenants, representations or warranties set forth in Sections 4.1 or 4.2 of the Agreement, Buyer, for itself and its agents, affiliates, successors and assigns, hereby releases and forever discharges Seller, its agents, advisors, partners, affiliates, successors and assigns from any and all rights, claims and demands at law or in equity, whether known or unknown at the time of this agreement, which Buyer has or may have in the future, arising out of the physical, environmental, economic or legal condition of the Property.

                  5. Buyer hereby specifically acknowledges that Buyer has carefully reviewed this Certificate and discussed its import with legal counsel and that the provisions of this Certificate are a material and substantial inducement to Seller to consummate the transaction contemplated in the Agreement.

                  6. Buyer hereby specifically waives the provisions of Section 1542 of the California Civil Code ("Section 1542"). Section 1542 provides:

                  A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

         IN WITNESS WHEREOF, Buyer has executed and delivered this Certificate as of the date and year first set forth above.


BUYER:

/s/ Arnold Schlesinger
----------------------
ARNOLD SCHLESINGER, an individual

                                    EXHIBIT F


WHEN RECORDED MAIL TO:

Mr. Arnold Schlesinger
9595 Wilshire Boulevard, Suite 410
Beverly Hills, CA  90212

MAIL TAX STATEMENTS TO:

    (Same as Above)


                                   GRANT DEED
                                   ----------

         THIS GRANT DEED ("Deed") is made and entered into this ___ day of December, 1997, by METRIC INCOME TRUST SERIES, INC., a California corporation ("Grantor"), and in favor of ARNOLD SCHLESINGER, an individual ("Grantee").

                              W I T N E S S E T H :
                              -------------------

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GRANTOR hereby GRANTS, to Grantee that certain real property in the City of Torrance, County of Los Angeles, State of California (the "Property") commonly known as 18850 Hawthorne Boulevard, Torrance, California, and more particularly described as follows:

         LEGAL DESCRIPTION IS ATTACHED HERETO AS EXHIBIT A AND INCORPORATED HEREIN BY THIS REFERENCE.

         The foregoing grant is expressly subject to all matters of record as of the date hereof and those certain unrecorded matters identified and described in Exhibit B attached hereto and incorporated herein by this reference.

         EXECUTED as of the day and year set forth above.

GRANTOR:
-------

METRIC INCOME TRUST SERIES, INC.,
a California corporation

By:  /s/ Herman H. Howerton
     ----------------------
          Herman H. Howerton,
          General Counsel and Secretary



                       [ALL SIGNATURES TO BE ACKNOWLEDGED]

                 [OFF-RECORD TRANSFER TAX DECLARATION REQUIRED]

                                    EXHIBIT A
                             DESCRIPTION OF PROPERTY
                             -----------------------


PARCEL A:

PARCEL 1, IN THE CITY OF TORRANCE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON PARCEL MAP NO. 19431, FILED IN BOOK 211 PAGES 58 TO 60 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY

EXCEPT AN UNDIVIDED ONE-HALF INTEREST IN AND TO ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND MINERALS, IN AND UNDER SAID LAND, AS RESERVED BY M.
B. SILBERBERG, INDIVIDUALLY AND M. B. SILERBERG, AS TRUSTEE, IN DEED RECORDED NOVEMBER 2 1937 IN BOOK 15338 PAGE 152, OFFICIAL RECORDS.

PARCEL B:

AN EASEMENT FOR INGRESS AND EGRESS TO BE LIMITED TO SURFACE TRANSPORTATION USE EXCLUSIVELY OVER THAT PORTION OF LOT 18 OF THE MC DONALD TRACT, IN THE CITY OF TORRANCE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 15 PAGES 21 AND 22 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, BOUNDED AS FOLLOWS:

ON THE SOUTH BY THE NORTHERLY LINE OF PARCEL 1 OF PARCEL MAP NO. 2307, FILED IN BOOK 32 PAGE 61 OF PARCEL MAPS, OF SAID COUNTY AND ITS WESTERLY PROLONGATION; ON THE EAST BY THE NORTHERLY PROLONGATION OF THE EASTERLY LINE OF SAID PARCEL 1; ON THE NORTH BY A LINE THAT IS PARALLEL WITH AND 20 FEET NORTHERLY MEASURED AT RIGHT ANGLES FORM THE NORTHERLY LINE OF SAID PARCEL 1 AND BOUNDED WESTERLY BY THE WESTERLY LINE OF THE LAND DESCRIBED IN RESOLUTION NO. 80-263, RECORDED FEBRUARY 2, 1981 AS INSTRUMENT NO. 81-124160 OF SAID COUNTY.






                                    EXHIBIT B
                               OFF-RECORD MATTERS
                               ------------------

         1. All matters which a correct survey of the Property would disclose.

         2. All matters which could be ascertained by a physical inspection of the Property.

         3. Interest of tenants in possession.

         4. A lien for non-delinquent taxes for real property and personal property, and any general or special assessments against the Property.

         5. Zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting, regulating or relating to the use, occupancy or enjoyment of the Property.

                                    EXHIBIT G


                               GENERAL ASSIGNMENT
                               ------------------


         FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, METRIC INCOME TRUST SERIES, INC., a California corporation ("Assignor"), hereby assigns, transfers and conveys to ARNOLD SCHLESINGER, an individual ("Assignee"), all of Assignor's right, title and interest in and to the Intangible Property, as that term is defined in that certain Agreement for Purchase and Sale of Real Property dated as of November 19, 1997 entered into by and between Assignor, as seller, and Assignee, as buyer, as amended pursuant to that certain First Amendment to Agreement for Purchase and Sale of Real Property dated as of November 25, 1997 and that certain Second Amendment to Agreement for Purchase and Sale of Real Property dated as of December 12, 1997 (collectively, the "Agreement").

         Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor' s obligations as obligor under any contracts included in Intangible Property under the Agreement (the "Assigned Contracts"). Assignee also agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys' fees) arising in connection with the Assigned Contracts and relating to the period after Closing.

         Assignor hereby covenants and warrants that it has performed all of the obligations to be performed by Assignor pursuant to and in accordance with, or with respect to, the Assigned Contracts and agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys' fees) arising in connection with the Assigned Contracts and relating to the period prior to Closing.

         This General Assignment is given pursuant to the Agreement.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this General Assignment as of December 31, 1997.


ASSIGNEE:

/s/ Arnold Schlesinger
----------------------
ARNOLD SCHLESINGER, an individual


ASSIGNOR:

METRIC INCOME TRUST SERIES, INC.,
a California corporation

By:  /s/ Herman H. Howerton
     ----------------------
          Herman H. Howerton,
          General Counsel and Secretary

                                    EXHIBIT H

                                  BILL OF SALE
                                  ------------

         For valuable consideration, receipt of which is acknowledged, METRIC INCOME TRUST SERIES, INC., a California corporation ("Seller"), grants, sells, transfers and assigns to ARNOLD SCHLESINGER, an individual ("Buyer"), all of the Personal Property (as defined in the Agreement referred to below), if any, owned by Seller. Buyer acknowledges and agrees that such Personal Property is sold to and shall be accepted by Buyer in its "As-Is" condition and WITH ALL FAULTS and without any representation of any kind or nature except to the extent, if any, specifically made in that certain Agreement for Purchase and Sale of Real Property dated as of November 19, 1997 between Seller and Buyer, as amended pursuant to that certain First Amendment to Agreement for Purchase and Sale of Real Property dated as of November 25, 1997 and that certain Second Amendment to Agreement for Purchase and Sale of Real Property dated as of December 12, 1997 (collectively, the "Agreement").

         IN WITNESS WHEREOF, Seller has executed this Bill of Sale this 30 day of December, 1997.


SELLER:
------

METRIC INCOME TRUST SERIES, INC.,
a California corporation

By:  /s/ Herman H. Howerton
     ----------------------
          Herman H. Howerton,
          General Counsel and Secretary

                                    EXHIBIT I

                              Assignment of Leases
                              --------------------

Recording Requested By
         and
When Recorded Mail To:

Mr. Arnold Schlesinger
9595 Wilshire Boulevard, Suite 410
Beverly Hills, CA  90212
--------------------------------------------------------------------
                            Space Above This Line For Recorder's Use


                              ASSIGNMENT OF LEASES


         This ASSIGNMENT is entered into this ____ day of December, 1997, by and between METRIC INCOME TRUST SERIES, INC., a California corporation ("Assignor"), and ARNOLD SCHLESINGER, an individual ("Assignee").


                                    RECITALS
                                    --------

         A.  Assignor is the landlord  under those certain  leases  described on
Schedule 1 attached hereto (the "Leases") relating to that certain real property described in Exhibit A attached hereto and commonly known as 18850 Hawthorne Boulevard, Torrance, California (the "Property").

         B. Assignor and Assignee are parties to that certain Purchase and Sale Agreement dated as of November 19, 1997, as amended pursuant to that certain First Amendment to Agreement for Purchase and Sale of Real Property dated as of November 25, 1997 and that certain Second Amendment to Agreement for Purchase and Sale of Real Property dated as of December 12, 1997 pursuant to which Assignor has agreed to sell and Assignee has agreed to purchase the Property and Assignor has agreed to assign and Assignee has agreed to assume the Leases.

         For valuable consideration, receipt of which is acknowledged, Assignor and Assignee agree as follows:

         1. Assignor assigns to Assignee all of the right, title and interest of Assignor in the Leases.

         2. Assignor agrees to indemnify and hold Assignee harmless from and against any and all losses, costs, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees, accruing prior to the date hereof and arising out of the Leases.

         3. Assignee assumes as of and from the date hereof all of Assignor's obligations under the Leases.

         4. Assignee agrees to indemnify and hold Assignor harmless from and against any and all losses, costs, liabilities, damages and expenses including, without limitation, reasonable attorneys' fees, accruing on or after the date hereof and arising out of the Leases.

         5. If Assignor or Assignee is required to employ counsel to enforce any of the terms of this Agreement or for damages by reason of any alleged breach of this Agreement or for a declaration of rights hereunder, the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs incurred.

         6. This Assignment shall be binding on, and inure to the benefit of, the parties hereto, their successors in interest, and assigns.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first hereinabove written.

ASSIGNEE:
--------

/s/ Arnold Schlesinger
----------------------
ARNOLD SCHLESINGER, an individual


ASSIGNOR:
--------

METRIC INCOME TRUST SERIES, INC.,
a California corporation

By:  /s/ Herman H. Howerton
     ----------------------
          Herman H. Howerton,
          General Counsel and Secretary


                       [ALL SIGNATURES TO BE ACKNOWLEDGED]




                              Notorized Statements
                              --------------------

The Acknowledgement that Herman H. Howerton personally appeared before Notary Public Tana J. Laura on December 22, 1997 is not included with this amendment. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said Notary Statement upon request.

The Acknowledgement that Arnold Schlesinger personally appeared before Notary Public Harvey A. Howard on December 23, 1997 is not included with this amendment. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said Notary Statement upon request.




                                   Schedule 1

                               Schedule of Leases
                               ------------------

TENANT                                                       DATE OF LEASE
------                                                       -------------

Wickes Furniture Company, Inc.                               May 2, 1989

                                   SCHEDULE 2

                                Legal Description
                                -----------------

PARCEL A:

PARCEL 1, IN THE CITY OF TORRANCE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON PARCEL MAP NO. 19431, FILED IN BOOK 211 PAGES 58 TO 60 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY

EXCEPT AN UNDIVIDED ONE-HALF INTEREST IN AND TO ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND MINERALS, IN AND UNDER SAID LAND, AS RESERVED BY M.
B. SILBERBERG, INDIVIDUALLY AND M. B. SILERBERG, AS TRUSTEE, IN DEED RECORDED NOVEMBER 2 1937 IN BOOK 15338 PAGE 152, OFFICIAL RECORDS.

PARCEL B:

AN EASEMENT FOR INGRESS AND EGRESS TO BE LIMITED TO SURFACE TRANSPORTATION USE EXCLUSIVELY OVER THAT PORTION OF LOT 18 OF THE MC DONALD TRACT, IN THE CITY OF TORRANCE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 15 PAGES 21 AND 22 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, BOUNDED AS FOLLOWS:

ON THE SOUTH BY THE NORTHERLY LINE OF PARCEL 1 OF PARCEL MAP NO. 2307, FILED IN BOOK 32 PAGE 61 OF PARCEL MAPS, OF SAID COUNTY AND ITS WESTERLY PROLONGATION; ON THE EAST BY THE NORTHERLY PROLONGATION OF THE EASTERLY LINE OF SAID PARCEL 1; ON THE NORTH BY A LINE THAT IS PARALLEL WITH AND 20 FEET NORTHERLY MEASURED AT RIGHT ANGLES FORM THE NORTHERLY LINE OF SAID PARCEL 1 AND BOUNDED WESTERLY BY THE WESTERLY LINE OF THE LAND DESCRIBED IN RESOLUTION NO. 80-263, RECORDED FEBRUARY 2, 1981 AS INSTRUMENT NO. 81-124160 OF SAID COUNTY.

                                    EXHIBIT J

                               FIRPTA CERTIFICATE
                               ------------------



         To inform ARNOLD SCHLESINGER, an individual ("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), will not be required upon transfer of certain real property to Transferee by METRIC INCOME TRUST SERIES, INC., a California corporation ("Transferror"), the undersigned hereby certifies the following on behalf of Transferror:

         1. Transferror is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

         2. Transferror's U.S. employer identification/social security number is as follows: 94-3087630;

         3. Transferror's office address is as follows:

                          c/o SSR Realty Advisors, Inc.
                          One California Street, Suite 1400
                          San Francisco, CA 94111

         Transferror understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferror.

Date: December 30, 1997

METRIC INCOME TRUST SERIES, INC.,
a California corporation

By:  /s/ Herman H. Howerton
     ----------------------
          Herman H. Howerton,
          General Counsel and Secretary

                                  TENANT NOTICE
                                  -------------


                                December 30, 1997

Re:      Wickes Furniture
         18850 Hawthorne Boulevard
         Torrance, California


         This is to notify you that METRIC INCOME TRUST SERIES, INC., a California corporation ("Seller"), has sold its fee interest in the property described above and in connection therewith has assigned its interest as landlord under your lease to ARNOLD SCHLESINGER, an individual ("Buyer").

         You are further notified that any refundable security deposits or any prepaid rents under your lease have been transferred to Buyer.

         You are further notified that commencing as of the date hereof, all rental payments under your lease shall be paid to Buyer. Please make your rent checks payable to Arnold Schlesinger, and please deliver the rent checks to the following address:

                             Mr. Arnold Schlesinger
                             9595 Wilshire Boulevard, Suite 410
                             Beverly Hills, CA  90212

Any written notices you desire or are required to make to the landlord under your lease should be sent to Buyer at the above address.

Any inquiries about the project or your lease should be made to Buyer at the above address, or by telephone to Buyer at (310) 273-0864.

Very truly yours,

SELLER:
------

METRIC INCOME TRUST SERIES, INC.,
a California corporation

By:  /s/ Herman H. Howerton
     ----------------------
     Herman H. Howerton,
     General Counsel and Secretary

                               Commission Release
                               ------------------

Commission Release, made as of December 22, 1997 by Blickman Torkis L.P., and the Royston Group in favor of Metric Income Trust Series Inc. not included with this Amendment. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said Commission Release upon request.

                       Seller's Escrow Instruction Letter
                       ----------------------------------

Seller's Escrow Instruction Letter from Landels Ripley & Diamond, LLP, dated December 22, 1997 and acknowledged by Chicago Title Insurance Company not included with this amendment. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of Seller's Escrow Instruction Letter upon request.



                        Seller's Final Closing Statement
                        --------------------------------

The Seller's Final Closing Statement, produced by the Chicago Title Company and dated 12/31/97 is not included with this Amendment. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said Seller's Final Closing Statement upon request.


                           Tenant Estoppel Certificate
                           ---------------------------

The Tenant Estoppel Certificate, produced by the Imperial Thrift and Loan Association, dated December 19, 1997 and signed by an officer of Wickes Furniture Company is not included with this Amendment. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said Tenant Estoppel Certificate upon request